Exhibit 32

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the year end Report of M Street Gallery, Inc. (the "Company") on Form 10-K for the year ended April 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Reinhold Mackenroth, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 23, 2013	/s/ Reinhold Mackenroth
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to M Street Gallery, Inc and will be retained by M Street Gallery, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.